                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):           May 14, 2001

                                   AVNET, INC.

             (Exact name of Registrant as Specified in its Charter)

             New York                  1-4224                11-1890605
   (State or Other Jurisdiction      (Commission          (I.R.S. Employer
         of Incorporation)           File Number)        Identification No.)

2211 South 47th Street, Phoenix, Arizona                        85034
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code  - (480) 643-2000


                                 Not Applicable
          (Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events.

         In the Current Report on Form 8-K bearing cover date October 31, 2000, Registrant reported the completion of its acquisition of certain European operations of the VEBA Electronics Group from Germany-based E.On AG and noted that certain financial statements and pro forma financial information would be filed within 60 days of November 15, 2000. It was subsequently determined that the Registrant was not required to file such financial statements and pro forma financial information pursuant to Items 2 and 7 of Form 8-K and corresponding accounting rules in Regulation S-X and as a result the information referred to in Item 7 will not be filed with the Securities and Exchange Commission.

         Exhibits 99A - C are various management contracts between the Registrant and certain executive officers of the Registrant.

         Exhibits 99D - 99I are Change of Control Agreements between the Registrant and certain executive officers of the Registrant.

Item 7.  Financial Statements and Exhibits.

         (a)      Inapplicable

         (b)      Inapplicable.

         (c)      Exhibits:

Exhibit
Number
  99A     Employment Agreement dated as of January 1, 2001 between the
          Registrant and Brian Hilton.

  99B     Employment Agreement dated as of January 1, 2001 between the
          Registrant and Steven C. Church.

  99C Employment Agreement dated as of April 1, 2000 between the Registrant and Andrew Bryant.

  99D     Change of Control Agreement dated as of March 1, 2001 between the
          Registrant and David Birk.

  99E     Change of Control Agreement dated as of March 1, 2001 between the
          Registrant and Axel Hartstang.

  99F     Change of Control Agreement dated as of March 1, 2001 between the
          Registrant and Pat Jewett.

Exhibit
Number
  99G     Change of Control Agreement dated as of March 1, 2001 between the
          Registrant and Edward B. Kamins.

  99H     Change of Control Agreement dated as of March 1, 2001 between the
          Registrant and Ray Sadowski.

  99I     Change of Control Agreement dated as of March 1, 2001 between the
          Registrant and George Smith.


No other item of this report form is presently applicable to the Registrant.


                                S I G N A T U R E


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                              AVNET, INC.
                                                              (Registrant)



Date: May 14, 2001                        By: /s/ Raymond Sadowski
                                              -------------------------------
                                                  Raymond Sadowski
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit
  Number

    99A Employment Agreement dated as of January 1, 2001 between the Registrant and Brian Hilton.

    99B Employment Agreement dated as of January 1, 2001 between the Registrant and Steven C. Church.

    99C Employment Agreement dated as of April 1, 2000 between the Registrant and Andrew Bryant.

    99D Change of Control Agreement dated as of March 1, 2001 between the Registrant and David Birk.

    99E Change of Control Agreement dated as of March 1, 2001 between the Registrant and Axel Hartstang.

    99F Change of Control Agreement dated as of March 1, 2001 between the Registrant and Pat Jewett.

    99G Change of Control Agreement dated as of March 1, 2001 between the Registrant and Edward B. Kamins.

    99H Change of Control Agreement dated as of March 1, 2001 between the Registrant and Ray Sadowski.

    99I Change of Control Agreement dated as of March 1, 2001 between the Registrant and George Smith.